FUNDX AGGRESSIVE UPGRADER FUND

SCHEDULE OF INVESTMENTS AT JUNE 30, 2022 (UNAUDITED)

Shares			Value
		Investment Companies: 99.5%
		Aggressive Funds:
117,500		Invesco High Yield Equity Dividend Achievers ETF	$2,414,625
8,700		Vanguard Small-Cap Value ETF	1,303,434
		Total Aggressive Funds 8.9%	3,718,059
		Core Funds:
56,100		First Trust Morningstar Dividend Leaders Index Fund	1,975,842
36,500		Invesco S&P 500 High Dividend Low Volatility ETF	1,611,110
32,300		Invesco S&P 500 Low Volatility ETF	2,002,600
38,800		Invesco S&P MidCap Low Volatility ETF	1,993,932
20,000		iShares Core High Dividend ETF	2,008,600
59,300		iShares Currency Hedged MSCI EAFE ETF	1,886,926
16,700		iShares Select Dividend ETF	1,965,089
60,000		Pacer US Cash Cows 100 ETF	2,584,200
16,700		SPDR S&P Dividend ETF	1,982,123
		Total Core Funds 43.3%	18,010,422
		Sector Funds:
28,700		Consumer Staples Select Sector SPDR Fund	2,071,566
42,000		FlexShares Morningstar Global Upstream Natural Resources Index ETF	1,666,140
26,600		Global X Lithium & Battery Tech ETF	1,931,692
15,700		Health Care Select Sector SPDR Fund	2,013,368
110,000		Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	1,984,400
53,000		iShares North American Natural Resources ETF	1,906,940
13,200		iShares U.S. Basic Materials ETF	1,554,036
28,800		Utilities Select Sector SPDR Fund	2,019,744
10,900		Vanguard Consumer Staples ETF	2,020,206
25,500		Vanguard Energy ETF	2,536,485
		Total Sector Funds 47.3%	19,704,577
		Total Investment Companies
		(Cost $42,624,546)	41,433,058
		Short-Term Investments: 33.6%
13,996,544		Fidelity Investments Money Market Government Portfolio - Institutional Class, 1.21%#	13,996,544
		Total Short-Term Investments
		(Cost $13,996,544)	13,996,544
		Total Investments: 133.1%
		(Cost $56,621,090)	55,429,602
		Liabilities in Excess of Other Assets: (33.1)%	(13,788,546)
		Net Assets: 100.0%	$41,641,056

	#	Annualized seven-day yield as of June 30, 2022.

Summary of Fair Value Disclosure
June 30, 2022 (Unaudited)

Investments of the FundX Aggressive Upgrader Fund (the "Fund") in open-end mutual funds are valued at their respective net asset values on the valuation date. Security valuations for the Fund’s investments in investment companies are furnished by an independent pricing service that has been approved by the Fund’s Board of Trustees. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days, at time of purchase, are valued at amortized cost, which when combined with accrued interest, approximates market value.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith or under the direction of the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by the fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of June 30, 2022, the Fund did not hold fair valued securities.

The Fund may utilize various methods to measure the fair value of some of its investments. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2022:

FundX Aggressive Upgrader Fund	Level 1	Level 2	Level 3	Total
Investment Companies	$41,433,058	$-	$-	$41,433,058
Short-Term Investments	13,996,544	-	-	13,996,544
Total Investments in Securities	$55,429,602	$-	$-	$55,429,602